UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the information reported in Item 5.02(d) to the Current Report on Form 8-K dated August 2, 2011 (filed August 4, 2011) regarding the election of David P. King to the Board of Directors (the “Board) of Cardinal Health, Inc. (the “Company”). This Current Report on Form 8-K/A also reports new information under Items 5.02(e), 5.07, 8.01 and 9.01 of Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On November 2, 2011, the Board appointed David P. King to serve on the Audit Committee of the Board. As previously disclosed, Mr. King was elected a director, effective September 1, 2011, by the Board on August 3, 2011.

(e)

Description of 2011 Long-Term Incentive Plan

On November 2, 2011, the Company held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Cardinal Health, Inc. 2011 Long-Term Incentive Plan (the “2011 LTIP”). Under the 2011 LTIP, 30,000,000 of Cardinal Health’s common shares, without par value (“Shares”), as well as any Shares that become available as a result of the forfeiture, expiration, or cash settlement of awards, or Shares withheld to meet tax liabilities arising from awards other than stock options or stock appreciation rights, previously granted under certain other equity plans of the Company, are available for grants to employees of the Company and its affiliates, including executive officers of the Company. The Board approved the 2011 LTIP on September 6, 2011.

The material features of the 2011 LTIP are described in the Company’s definitive proxy statement for the Annual Meeting filed on September 14, 2011 (the “Proxy Statement”) in the section entitled “Proposal No. 3—Approval of the Cardinal Health, Inc. 2011 Long-Term Incentive Plan,” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The description of the 2011 LTIP is qualified in its entirety by reference to the copy of the 2011 LTIP filed herewith as Exhibit 10.1.

Description of Award Agreements under the 2011 Long-Term Incentive Plan

On November 1, 2011, the Human Resources and Compensation Committee of the Board (the “Committee”) approved forms of non-qualified stock option (“NQSO”), restricted share unit (“RSU”) and performance share unit (“PSU”) agreements (collectively, the “Agreements”) that set forth the terms of NQSOs, RSUs and PSUs that may be granted under the 2011 LTIP.

Except as described below and subject to the terms of the 2011 LTIP, the Agreements are substantially the same as the form of awards agreements for corresponding awards that were used under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan. The vesting terms of NQSOs and RSUs and the performance conditions and vesting terms for PSUs will be established by the Committee from time to time. Under the PSU Agreement, PSUs will be settled following the end of a performance period by the issuance of a number of Shares, which may be a fraction or multiple of the target number of PSUs subject to an award, based on the achievement of performance goals established by the Committee. For designated employees, the Committee also may establish an additional performance criterion or criteria in order to provide for the deductibility of such awards under Section 162(m) of the Internal Revenue Code of 1986.

Each of the Agreements provides for full vesting of an award if an awardee dies or is disabled at least six months after the grant date and pro-rata vesting of an award if the awardee retires at least six months after the grant date. The number of PSUs that vest upon death, disability or retirement is based in each case on actual performance during the full performance period. In the event of a change of control, the 2011 LTIP provides for “double-trigger” vesting, under which the vesting of awards generally will accelerate upon a change of control only if there is a qualifying termination within two years after the change of control, or if the surviving entity does not provide qualifying replacement awards. Under the PSU Agreement, in the event of a change of control prior to a payment date, the plan administrator will determine the payout level based on: (i) actual performance through a date prior to the change of control; and (ii) the expected performance for the remainder of the performance period.

Under each of the Agreements, the Company has the authority to require repayment, or to subject outstanding awards to forfeiture, in certain instances of misconduct. In addition, each of the Agreements will be administered in compliance with the clawback provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The plan administrator also may, in its discretion, require repayment if the amount of the award was calculated based upon the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements, the awardee engaged in misconduct that caused or contributed to the need for such restatement, and the amount payable to the awardee would have been lower than the amount actually paid to the awardee had the financial results been properly reported.

The foregoing summary is qualified in its entirety by reference to the forms of NQSO, RSU and PSU Agreements filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders

As discussed above, the Company held its Annual Meeting on November 2, 2011. For more information on the following proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

The shareholders elected the 12 nominees to the Board, each to serve until the 2012 annual meeting and until his or her successor is duly elected and qualified, and voted as follows:

Director	For	Against	Abstained	Broker Non- Votes
Colleen F. Arnold	267,792,869	10,642,902	206,550	28,684,768
George S. Barrett	272,665,830	5,750,684	225,807	28,684,768
Glenn A. Britt	272,758,188	5,669,013	215,120	28,684,768
Carrie S. Cox	274,387,906	4,045,161	209,254	28,684,768
Calvin Darden	274,130,393	4,312,661	199,267	28,684,768
Bruce L. Downey	277,316,666	1,116,439	209,216	28,684,768
John F. Finn	273,811,138	4,615,566	215,617	28,684,768
Gregory B. Kenny	272,253,438	6,146,528	242,355	28,684,768
David P. King	277,603,205	824,663	214,453	28,684,768
Richard C. Notebaert	270,639,381	7,780,829	222,111	28,684,768
David W. Raisbeck	274,048,327	4,392,387	201,607	28,684,768
Jean G. Spaulding, M.D.	274,117,372	4,327,058	197,891	28,684,768

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012, and voted as follows:

For	304,324,583
Against	2,788,810
Abstained	213,696
Broker Non-Votes	0

The shareholders approved the Cardinal Health, Inc. 2011 Long-Term Incentive Plan, and voted as follows:

For	254,423,460
Against	23,457,581
Abstained	761,280
Broker Non-Votes	28,684,768

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and voted as follows:

For	247,537,962
Against	30,186,313
Abstained	918,046
Broker Non-Votes	28,684,768

The shareholders voted, on a non-binding advisory basis, to hold future advisory votes on executive compensation every year as follows:

1 Year	222,676,508
2 Years	630,088
3 Years	55,030,914
Abstained	304,811
Broker Non-Votes	28,684,768

Based on the Board’s recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote on executive compensation annually.

The shareholders did not approve the shareholder proposal regarding an amendment to the Restated Code of Regulations to require that the Chairman of the Board be an independent director, and voted as follows:

For	61,231,836
Against	217,019,709
Abstained	390,776
Broker Non-Votes	28,684,768

Item 8.01	Other Events

On August 4, 2011, the Company announced that beginning in fiscal 2012 it would use a new measure of segment profit that excludes amortization of acquisition-related intangible assets. In connection therewith, Exhibit 99.2 to this report reflects for all periods presented in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the “2011 Form 10-K”), the following reclassifications and changes that occurred in the quarter ended September 30, 2011:

•

the reclassification of amortization of acquisition-related intangible assets from distribution, selling, general and administrative expenses to acquisition-related costs on the Consolidated Statements of Earnings for the fiscal years ended June 30, 2011, 2010 and 2009; and

•

the exclusion of amortization of acquisition-related intangible assets from segment profit reported in Item 1 of Part I “Business” and in Note 16 of “Notes to Consolidated Financial Statements” in Item 8 of Part II of the 2011 Form 10-K.

As required by applicable accounting standards, the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2011 (the “September 30, 2011 Form 10-Q”) and the unaudited condensed consolidated financial statements included in that filing reflect this reclassification and change to the Company’s reportable segments, including reclassification of all comparative prior period information.

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

Item 1 of Part I and Items 7 and 8 of Part II of the 2011 Form 10-K, updated to reflect the changes and reclassifications described above, are being filed as Exhibit 99.2 to this report and are hereby incorporated by reference herein. No items of the 2011 Form 10-K other than those identified above are being revised by this report. Information in the 2011 Form 10-K is generally stated as of June 30, 2011. This report does not reflect any subsequent information or events other than the reclassifications described above. This report does not update any forward-looking statements in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the 2011 Form 10-K. More current information is contained in the September 30, 2011 Form 10-Q and our other filings with the U.S. Securities and Exchange Commission for periods and events occurring after June 30, 2011. This report should be read in conjunction with the 2011 Form 10-K, the September 30, 2011 Form 10-Q and our other filings with the U.S. Securities and Exchange Commission for periods and events occurring after June 30, 2011.

Exhibit No.

10.1	Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.3	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.4	Form of Performance Share Units Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

23.1	Consent of Independent Registered Public Accounting Firm

99.1

The section entitled “Proposal 3—Approval of the Cardinal Health, Inc. 2011 Long-Term Incentive Plan”

appearing on pages 10-19 of the Company’s Definitive Proxy Statement (incorporated by reference to pages

10-19 of the Company’s Definitive Proxy Statement filed on September 14, 2011, File No. 1-11373)

99.2	Updated Item 1 of Part I and Items 7 and 8 of Part II of the 2011 Form 10-K

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: November 4, 2011	By:	/S/ STUART G. LAWS
	Name:	Stuart G. Laws
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

10.1	Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.3	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

10.4	Form of Performance Share Units Agreement under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan

23.1	Consent of Independent Registered Public Accounting Firm

99.1

The section entitled “Proposal 3—Approval of the Cardinal Health, Inc. 2011 Long-Term Incentive Plan”

appearing on pages 10-19 of the Company’s Definitive Proxy Statement (incorporated by reference to pages

10-19 of the Company’s Definitive Proxy Statement filed on September 14, 2011, File No. 1-11373)

99.2	Updated Item 1 of Part I and Items 7 and 8 of Part II of the 2011 Form 10-K

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document